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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                           Lindsay Manufacturing Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                            LINDSAY MANUFACTURING CO.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 21, 2003


         The Annual Meeting of Stockholders of Lindsay Manufacturing Co. (the "Company") will be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska, on Tuesday, January 21, 2003, at 8:30 a.m., Central Standard Time, for the following purposes:

         (1) To elect three (3) directors, two (2) of which shall have terms ending in 2006 and one (1) of which shall have a term ending in 2004.

         (2) To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending August 31, 2003.

         (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Enclosed herewith is a Proxy Statement setting forth information with respect to the election of directors and the ratification of the appointment of independent auditors.

         Only stockholders holding shares of Common Stock of record at the close of business on December 13, 2002 are entitled to notice of, and to vote, at the meeting.

         Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to sign and date the enclosed proxy which is solicited on behalf of the Board of Directors and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Bruce C. Karsk
                                          ------------------
                                          Bruce C. Karsk, Secretary

                                          Omaha, Nebraska
                                          December 20, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.

                            LINDSAY MANUFACTURING CO.
                       2707 North 108th Street, Suite 102
                              Omaha, Nebraska 68164


                                 PROXY STATEMENT
                                       for

                         ANNUAL MEETING OF STOCKHOLDERS
                                       of
                                  COMMON STOCK

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Lindsay Manufacturing Co. (the "Company") to be held on Tuesday, January 21, 2003 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are at 2707 North 108th Street, Suite 102, Omaha, Nebraska 68164. This Proxy Statement and the proxy cards are first being mailed to stockholders on or about December 26, 2002.

         The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised by written notice of termination given to the Secretary of the Company or by filing with him a later-dated proxy. Furthermore, stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person. All shares of the Company's Common Stock represented by properly executed and unrevoked proxies will be voted by the Board of Directors of the Company in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" each of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. In addition, the directors believe shares held by executive officers and directors of the Company will be voted "FOR" each such proposal. Such shares represent approximately 2.7% of the total shares outstanding as of December 13, 2002. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the meeting for purposes of determining a quorum, including shares with respect to which votes are withheld, abstentions are cast or there are broker nonvotes.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP
THEREOF BY PRINCIPAL STOCKHOLDERS,
DIRECTORS AND OFFICERS

         Only holders of Common Stock of record at the close of business on December 13, 2002 are entitled to vote at the Annual Meeting. At the record date, there were 11,732,969 shares of Common Stock which were issued and outstanding. Each share of Common Stock is entitled to one vote upon each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

         The following table sets forth, as of December 20, 2002, the beneficial ownership of the Company's Common Stock by each director, by each nominee to become a director, by each of the executive officers named in the Summary Compensation Table, by all present executive officers and directors of the Company as a group and by each other person believed by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common
Stock:

                                                                             NUMBER OF SHARES           PERCENT
                               NAME                                        BENEFICIALLY OWNED(1)       OF CLASS
                   ------------------------------                          ---------------------      ---------
DIRECTORS AND EXECUTIVE OFFICERS

Howard G. Buffett, Director and Chairman of the Board                               46,686 (2)                *

Michael N. Christodolou, Director                                                   18,469 (2)                *

Larry H. Cunningham, Director                                                       11,136 (2)                *

J. David McIntosh, Director                                                              0                    *

William F. Welsh II, Director                                                       15,062 (2)                *

Richard W. Parod, Director, President and Chief Executive Officer                  122,800 (2)                *

Matthew T. Cahill, Vice President--Manufacturing                                     4,000 (2)                *

Dirk A. Lenie, Vice President of Marketing                                           4,100 (2)                *

Bruce C. Karsk, Executive Vice President, Chief Financial Officer,                 149,606 (2)               1.3
Treasurer and Secretary

Robert S. Snoozy, Vice President--Domestic Sales                                    86,904 (2)                *

All executive officers and directors as a group
  (13 persons)                                                                     597,535 (2)               5.4

NOMINEE FOR DIRECTOR

Michael C. Nahl                                                                          0                    *

OTHER SHAREHOLDERS

David L. Babson & Co., Inc. (3)                                                    841,775 (7)               7.2

Gary D. Parker (4)                                                                 750,507 (7)               6.4

Third Avenue Management LLC (5)                                                    708,800 (7)               6.1

Granahan Investment Management (6)                                                 656,100 (7)               5.6

-------------------------
*    Represents less than 1% of the outstanding Common Stock of the Company.

(1) Each stockholder has sole voting and investment power over the shares he beneficially owns, and all such shares are owned directly by the individual or their spouse unless otherwise indicated.

(2)  Includes 45,550, 18,223, 11,136, 5,062, 120,000, 4,000, 4,000, 1,500,
     28,500 and 281,471 shares which may be acquired currently or within 60 days of December 20, 2002 pursuant to the exercise of options by Messrs. Buffett, Christodolou, Cunningham, Welsh, Parod, Cahill, Lenie, Karsk and Snoozy and the executive officers and directors as a group, respectively.

(3)  360 Madison Avenue, 10th Floor, New York, New York 10017.

(4) 6272 Country Club Drive, Columbus, Nebraska 68601. Mr. Parker is a former Chairman and Chief Executive Officer of the Company.

(5)  767 Third Avenue, New York, New York 10017.

(6)  275 Wyman Street, Suite 270, Waltham, Massachusetts 02154.

(7) Based on Schedules 13D, 13F and 13G reports filed with the Securities and Exchange Commission with respect to the Company's Common Stock, or based on the Company's registered shareholders list.

ELECTION OF DIRECTORS

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors has increased the number of directors from six to seven. The Board has nominated Larry H. Cunningham and Richard W. Parod each to serve as director for an additional three-year term. In addition, the Board has nominated Michael C. Nahl to serve as a director for a one-year term to fill the vacancy created by the increase in the size of the Board. Proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of Messrs. Cunningham, Parod and Nahl. Messrs. Cunningham, Parod and Nahl have each expressed an intention to serve, if elected, and the Board of Directors knows of no reason why they might be unavailable to continue to serve, if elected. If any of Messrs. Cunningham, Parod or Nahl are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between Messrs. Cunningham, Parod or Nahl and any other person pursuant to which they were nominated to serve on the Board of Directors.

         The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. Consequently, votes withheld and broker nonvotes with respect to the election of the director will have no impact on the election of the director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. CUNNINGHAM, PAROD AND NAHL.

         The following table sets forth certain information regarding the directors and all nominees to become a director of the Company. Each of Messrs. Cunningham, Buffett, Welsh, Christodolou and McIntosh are considered independent directors of the Company under the rules adopted by the New York Stock Exchange. If elected, Mr. Nahl would also be considered an independent director of the Company. All members of the Board of Directors have held the positions with the companies (or their predecessors) set forth under "Principal Occupation" for at least five years, unless otherwise indicated.

                                                      PRINCIPAL                        DIRECTOR           TERM TO
     NAME                     AGE                     OCCUPATION                        SINCE             EXPIRE
--------------               -----                  --------------                    ---------          --------
                                                    NOMINEES

Larry H. Cunningham            58     Senior Vice President, Corporate Affairs           2000              2003
                                      for Archer Daniels Midland Company (1)

Richard W. Parod               49     President and Chief Executive Officer of           2000              2003
                                      Lindsay Manufacturing Co. (2)

Michael C. Nahl                60     Senior Vice President and Chief Financial           N/A               N/A
                                      Officer of Albany International Corp. (3)

                                        DIRECTORS CONTINUING IN OFFICE

Howard G. Buffett              48     President of BioImages and President of            1995              2004
                                      Buffett Farms (4)

William F. Welsh II            61     Chairman of the Board of Election Systems          2001              2004
                                      & Software  (5)

Michael N. Christodolou        41     Founder and Manager of Inwood Capital              1999              2005
                                      Management, L.L.C. (6)

J. David McIntosh              59     Retired Executive Vice President of The            2002              2005
                                      Toro Company (7)

----------------
(1) Prior to joining Archer Daniels Midland Company in 1993, Mr. Cunningham was employed by A.E. Staley Manufacturing Company from 1965 to 1990. Mr. Cunningham is currently on the Board of Trustees for Millikin University and the James Millikin Trust.

(2) Prior to joining the Company in April of 2000, Mr. Parod was the Vice President and General Manager of Toro Irrigation, a division of The Toro Company, from 1997 to March 2000. From 1993 to 1997, he was an executive officer of James Hardie Irrigation, serving as President 1994 to 1997.

(3) Mr. Nahl joined Albany International Corp. in 1981 as a Group Vice President, Corporate and was appointed to his current position in 1983.

Mr. Nahl is a director of GrafTech International Ltd.

(4) From 1995 to 2001, Mr. Buffett served as Chairman of the Board of Directors of The GSI Group. Mr. Buffett was Corporate Vice President, Assistant to the Chairman and director of Archer Daniels Midland Company from 1992 to 1995 and a County Commissioner of Douglas County, Nebraska from 1989 to 1992. Mr. Buffett is also a director of Berkshire Hathaway, Inc., Coca-Cola Enterprises, Inc. and ConAgra Foods, Inc. Effective after the annual meeting on January 21, 2003, Mr. Buffett shall step down as Chairman of the Board of Directors of the Company. In addition, Mr. Buffett has informed the Company that, due to other responsibilities which he has recently assumed, he currently expects that he will not be able to continue to serve as a director of the Company after his present term ends in January 2004.

(5) From 1995 to 2000, Mr. Welsh was President and Chief Executive Officer of Election Systems & Software. Mr. Welsh is also Chairman and a director of Ballantyne of Omaha, Inc.

(6) Mr. Christodolou founded Inwood Capital Management, L.L.C., which serves as the general partner of a number of investment partnerships, in May 2000. From 1993 to 1999, Mr. Christodolou was Director of Equity Investments of Barbnet Investment Co. (formerly known as Thomas M. Taylor & Co.), an investment consulting firm providing services to various entities associated with certain members of the Bass Family of Fort Worth, Texas. Mr. Christodolou joined Thomas
M. Taylor & Co. in 1988 as an investment analyst. Effective after the annual meeting on January 21, 2003, Mr. Christodolou shall become Chairman of the Board of Directors of the Company.

(7) Mr. McIntosh served as Group Vice President of Professional and International Business Divisions of The Toro Company from 1996 until August 1998 when he was appointed Executive Vice President. The Toro Company designs, manufactures and markets professional turf maintenance equipment, irrigation systems, landscaping equipment, agricultural irrigation systems and residential yard products. Mr. McIntosh had been employed by The Toro Company for 26 years prior to retiring on January 31, 2002.

         Information regarding executive officers of the Company is found in the Company's Annual Report which has been supplied with this Proxy Statement.

         The Board of Directors conducts its business through meetings of the Board and actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended August 31, 2002, the Board of Directors held twelve meetings. All directors attended 75% or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served during fiscal 2002.

         The Board of Directors has established three standing committees:
Audit, Compensation and Nominating.

         AUDIT COMMITTEE. The functions performed by the Audit Committee include reviewing periodically with independent auditors the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing the year-end financials and the Security and Exchange Commission Form 10-K prior to its filing, reviewing quarterly financial results prior to their release to the public, reviewing the scope and results of the Company's internal auditing function, reviewing the adequacy of the Company's internal accounting controls with management and auditors and reviewing fees charged by the Company's independent auditors. The Audit Committee was composed of Directors Cunningham, Christodolou and Welsh until April 2002 when Mr. McIntosh was appointed as a Director and additional member of the Audit Committee. Mr. Christodolou is the Chairman of the Audit Committee. The Audit Committee held nine meetings during fiscal 2002.

         COMPENSATION COMMITTEE. The Compensation Committee reviews and approves compensation policy, changes in salary levels and bonus payment and awards pursuant to the Company's management incentive plans and also makes stock option and other grants pursuant to the Company's long-term incentive plans. The Compensation Committee was composed of Directors Cunningham, Buffett, Christodolou and John C. Croghan until January 29, 2002 when Mr. Welsh replaced Mr. Croghan following the end of Mr. Croghan's term as Director. Mr. Cunningham is the Chairman of the Compensation Committee. The Compensation Committee held four meetings during fiscal 2002.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating persons to serve as directors of the Company. The Nominating Committee will consider nominees recommended by holders of Common Stock which are submitted in the manner described under "Submission of Stockholder Proposals." The Nominating Committee was composed of Directors Buffett, Christodolou and Croghan until January 29, 2002 when Mr. Welsh replaced Mr. Croghan following the end of Mr. Croghan's term as Director. Mr. Buffett chaired the Nominating Committee until July 26, 2002, at which time Mr. Welsh became the Chairman of the Nominating Committee. The Nominating Committee held three meetings during fiscal 2002.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company are paid $24,000 annually, plus $1,200 per day for attending meetings of the Board of Directors and $600 per day for any teleconference meetings or for attending any separate meetings of committees of the Board of Directors or other meetings at the request of the Company. In addition, the non-executive Chairman is paid $12,000 per year for serving as Chairman of the Company and the Chairman of each of the Audit and Compensation Committees are paid $4,000 per year for serving as Chairman of their respective committee. Directors are reimbursed for expenses they incur in attending meetings. Directors may also receive per diem fees for other services performed on behalf of the Company in amounts up to $600 per day for which payment is authorized or approved by the Board of Directors. Non-employee directors receive automatic awards of nonqualified options to purchase Common Stock. Continuing non-employee directors receive a fixed annual grant of options to purchase 5,062 shares of Common Stock on September 3 of each year. A new non-employee director will receive an initial grant of options to purchase 25,312 shares of Common Stock on the first 3rd of September occurring after he or she becomes a director. No other grants of stock options can be made to non-employee directors. In all cases, the exercise price for options granted to non-employee directors is equal to the closing price of the Common Stock on the date of the grant. Options granted to a non-employee director vest 20% per year over a five-year period. During fiscal 2002, the Company granted Mr. Welsh options to purchase 25,312 shares of Common Stock and each of Messrs. Buffett, Christodolou and Cunningham options to purchase 5,062 shares of Common Stock, all at an exercise price of $18.90 per share.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth information regarding the annual and long-term compensation awarded to, earned by, or paid by the Company and its subsidiaries to the Chief Executive Officer and the other four highest paid executive officers of the Company for services rendered during the three fiscal years ended August 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                                                  ----------------------

                                           ANNUAL COMPENSATION                     AWARDS             PAYOUTS
                                           -------------------                     ------             -------

          (a)            (b)       (c)         (d)             (e)             (f)            (g)           (h)           (i)
                                                                                           SECURITIES
                                                                            RESTRICTED     UNDERLYING
                                                           OTHER ANNUAL       STOCK         OPTIONS/       LTIP        ALL OTHER
   NAME AND PRINCIPAL            SALARY      BONUS(1)     COMPENSATION(2)    AWARD(s)         SARS      PAYOUTS(3)  COMPENSATION(4)
          POSITION      YEAR       ($)         ($)             ($)             ($)            (#)         ($)                ($)
   ------------------   ----     ------      --------     ---------------    --------         ----      ----------  ---------------
Richard W. Parod        2002     312,946     196,940            --              --             --           --            6,011
  President and Chief   2001     300,000      54,000          49,787            --             --           --            7,960
  Executive Officer     2000     115,385     150,000            --              --          350,000         --            2,253

Bruce C. Karsk          2002     184,904      67,211            --              --            7,500         --           14,916
  Executive Vice        2001     173,461      17,680            --              --            7,500         --           18,768
  President, Secretary
  and Treasurer         2000     154,688      90,000            --              --             --           --           19,538

Dirk A. Lenie           2002     140,885      51,916            --              --            7,500         --            4,251
  Vice President --     2001     109,558      28,775          65,766            --           20,000         --            1,148
  Marketing             2000       --           --              --              --             --           --             --

Robert S. Snoozy        2002     128,678      48,127            --              --            7,500         --            4,568
  Vice President --     2001     125,000       9,000          46,199            --            7,500         --           10,093
  Domestic Sales        2000     103,032      93,966            --              --             --           --           10,717

Matthew T. Cahill       2002     129,904      48,503          26,975            --            7,500         --            4,954
  Vice President --     2001     108,173      20,208          43,234            --           20,000         --            1,063
  Manufacturing         2000       --           --              --              --             --           --             --

--------------
         (1) For fiscal 2001, includes bonuses paid to Messrs. Lenie and Cahill upon their acceptances of employment with the Company at $20,000 and $10,000 respectively. For fiscal 2000, includes a bonus paid to Mr. Parod upon his acceptance of employment with the Company of $75,000.

         (2) The amount reported for Mr. Cahill for fiscal 2002 consists of $26,975 of moving expenses and associated employment taxes related to the nondeductible portion of moving expenses. The amounts for fiscal 2001 consist of moving expenses and associated employment taxes related to the nondeductible portion of moving expenses of $34,787, $65,766, $46,199 and $43,234 for Messrs. Parod, Lenie, Snoozy and Cahill, respectively. In addition, the amount for fiscal 2001 for Mr. Parod includes $15,000 for his personal use of a Company automobile.

         (3) The Company does not have a long-term incentive plan as defined in
Item 402 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

         (4) These amounts for fiscal 2002 consist of defined contributions and matching contributions for calendar year 2001 to the Company's defined contribution profit-sharing and 401(k) plan of $2,200, $3,698, $1,467, $1,617 and $2,627 for Messrs. Parod, Karsk, Lenie, Snoozy and Cahill, respectively, and of fiscal 2002 premiums for supplemental life and disability insurance (and, in the case of Mr. Karsk, the value of split-dollar supplemental term life insurance) of $3,811, $11,219, $2,784, $2,951 and $2,327, for Messrs. Parod,
Karsk, Lenie, Snoozy and Cahill, respectively.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information relating to options granted during fiscal 2002 to executive officers of the Company whose compensation is reported in the Summary Compensation Table.

                                                                                                    POTENTIAL REALIZED
                                                                                                 VALUE AT ASSUMED ANNUAL
                                                                                                   RATES OF STOCK PRICE
                                                                                                     APPRECIATION FOR
                                                                                                     OPTION TERM(2)
                                                                                                 -----------------------
           (a)                    (b)               (c)               (d)             (e)           (f)          (g)
                               NUMBER OF             %
                              SECURITIES          OF TOTAL
                              UNDERLYING        OPTIONS/SARS
                             OPTIONS/SARS        GRANTED TO       EXERCISE OR
                                GRANTED         EMPLOYEES IN      BASE PRICE      EXPIRATION
           NAME                       (#)(1)    FISCAL YEAR           ($/SH)          DATE         5%($)        10%($)
          ------            ----------------   --------------   -------------    -----------     -------      -------
Richard W. Parod                  --                 --               --              --             --           --
Bruce C. Karsk                   7,500              6.3%            $24.50        May 3, 2012     $115,575     $292,875
Dirk A. Lenie                    7,500              6.3%            $24.50        May 3, 2012     $115,575     $292,875
Robert S. Snoozy                 7,500              6.3%            $24.50        May 3, 2012     $115,575     $292,875
Matthew T. Cahill                7,500              6.3%            $24.50        May 3, 2012     $115,575     $292,875

(1) The exercise price of all options granted during fiscal 2002 is equal to the fair market value of the Company's Common Stock on the date of grant. Each option expires ten years from the date of grant. No stock appreciation rights
(SARs) were granted during fiscal 2002.

(2) The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of Common Stock price appreciation from the respective dates of the grant to the respective expiration dates of the options of 5% and 10%. These assumptions are not intended to forecast future price appreciation of the Company's Common Stock. The Company's stock price may increase or decrease in value over the time period set forth above.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

         The following table sets forth certain information concerning options exercised during fiscal 2002, the number of unexercised options and the value of unexercised options at the end of fiscal 2002 for the executive officers of the Company whose compensation is reported in the Summary Compensation Table.

           (a)                      (b)                   (c)                      (d)                       (e)

                                                                                NUMBER OF                  VALUE OF
                                                                               SECURITIES                UNEXERCISED
                                                                               UNDERLYING                IN-THE-MONEY
                                                                               UNEXERCISED             OPTIONS/SARS AT
                                                                             OPTIONS/SARS AT             FISCAL YEAR
                                                                           FISCAL YEAR END(#)             END($)(1)
                              SHARES ACQUIRED        VALUE REALIZED           EXERCISABLE/               EXERCISABLE/
           NAME                ON EXERCISE(#)              ($)(1)             UNEXERCISABLE             UNEXERCISABLE
          ------              ----------------    -------------------      ---------------------     ----------------
Richard W. Parod                     --                    --               120,000 / 230,000        930,000 / 1,782,500
Bruce C. Karsk                       --                    --                1,500 / 13,500             4,825 / 19,500
Dirk A. Lenie                        --                    --                4,000 / 23,500            13,000 / 52,000
Robert S. Snoozy                   13,500               145,550              39,000 / 18,000           393,094 / 38,813
Matthew T. Cahill                    --                    --                4,000 / 23,500            13,000 / 52,000

-------
(1) Based on the difference between the closing sale price of the Common Stock on August 31, 2002 and the related option exercise price.

EQUITY COMPENSATION PLAN INFORMATION

         The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of August 31, 2002:

                                                    (a)                    (b)                           (c)
                                            NUMBER OF SECURITIES     WEIGHTED-AVERAGE      NUMBER OF SECURITIES REMAINING
                                             TO BE ISSUED UPON      EXERCISE PRICE OF       AVAILABLE FOR FUTURE ISSUANCE
                                                EXERCISE OF            OUTSTANDING         UNDER EQUITY COMPENSATION PLANS
           PLAN CATEGORY                    OUTSTANDING OPTIONS,    OPTIONS, WARRANTS    (EXCLUDING SECURITIES REFLECTED IN
           -------------                    WARRANTS AND RIGHTS         AND RIGHTS                 COLUMN (a)) (1)
                                           -------------------         ----------                 ---------------
Equity compensation plans
approved by security holders (2) ........       653,543                    $   18.61                   728,827

Equity compensation plans not
approved by security holders (3)  .......       350,000                    $   14.00                         -
                                              ---------                    ---------                 ---------
Total ...................................     1,003,543                    $   17.00                   728,827
                                              =========                    =========                 =========


(1) The Company's 2001 Amended and Restated Long-Term Incentive Plan (the "2001 Plan") allows for the issuance of up to 180,000 shares of restricted common stock (not subject to the exercise of an option, warrant or right). As of December 20, 2002, 180,000 shares of restricted common stock were available for issuance under the 2001 Plan.

(2) Plans approved by shareholders include the Company's Amended and Restated 1991 Long-Term Incentive Plan and the 2001 Plan.

(3) Consists of options issued to Richard W. Parod pursuant to his employment agreement, which was not approved by stockholders. See "Employment Agreement" below.

EMPLOYMENT AGREEMENT

         The Company entered into an employment agreement with Richard Parod, its President and Chief Executive Officer, effective April 5, 2000 (the "Agreement"). Under the Agreement, Mr. Parod receives a base salary, subject to annual review and adjustment by the Compensation Committee of the Board of Directors, and is entitled to an annual incentive bonus with a target of 60% of his annual salary and an actual payout of 0% to 120% of his annual salary based on individual and/or Company performance.

         Under the terms of his employment agreement, Mr. Parod was granted a total of 350,000 non-qualified stock options. The exercise price of these options is $14.00 per share, which is equal to the fair market value of the Company's Common Stock on the date of grant. Options for 300,000 shares granted to Mr. Parod become exercisable 20% per year beginning on April 5, 2001 through April 5, 2005. The remaining 50,000 options will become exercisable on (i) the first day following completion of a 20 business day period during which the fair market value of the Company's Common Stock exceeds $40 per share provided the period occurs prior to April 5, 2005 or (b) April 5, 2009. All of Mr. Parod's options will vest immediately in the event of (a) a dissolution or liquidation of the Company, (b) a sale of substantially all the assets of the Company, (c) a merger or other combination involving the Company after which the owners of the Company immediately prior to such merger or combination own less than 50% of the outstanding shares of the Company, or (d) the acquisition of more than 50% of the Company's Common Stock by any person through a tender offer or otherwise. The options granted to Mr. Parod expire on April 5, 2010.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

         The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

         The Compensation Committee of the Board of Directors is comprised of Larry H. Cunningham (as Chairman), Howard G. Buffett, Michael N. Christodolou and William F. Welsh II, each of whom is an independent director of the Company under the rules adopted by the New York Stock Exchange. The Compensation Committee is responsible for setting policies with respect to compensation of the Company's executive officers.

         EXECUTIVE OFFICER COMPENSATION. The Compensation Committee endeavors to implement an executive compensation program that is effective in attracting, retaining and motivating the executive officers upon whom the

Company relies to develop and implement its business strategy. The overall goal of the Company's compensation program is to maximize shareholder value. Accordingly, an important component of our compensation philosophy is to closely align the financial interests of the Company's executive officers with those of the shareholders.

         During fiscal 2002, the Company utilized a compensation package that provided its executive officers with a base salary, benefits and opportunities to receive performance bonuses as well as grants of stock options, under our existing long-term incentive plans. Base salaries were established based on the executive officers' prior salary and our view of the base salary levels for executive officers with comparable positions and responsibilities in similar companies. The remaining portion of each executive officer's fiscal 2002 compensation was directly related to the success of the Company. This was accomplished in two ways.

         First, for fiscal 2002, the Company continued to use a management incentive plan (the "Incentive Plan") that directly correlates employee bonuses to the achievement of both corporate and individual performance objectives. The Compensation Committee originally engaged William M. Mercer, Incorporated, an international consulting company, to assist it in the development of the Incentive Plan. The Compensation Committee is responsible for approving objectives and otherwise administering the implementation of the Incentive Plan with respect to the executive officers. Under the Incentive Plan, a target bonus of 60% of base salary was established for the Chief Executive Officer, and a target bonus of 35% of base salary was established for the other Named Executive Officers. Achievement of corporate objectives relating to specific financial measures account for 80% of the total potential bonus paid to Named Executive Officers under the Incentive Plan. Individual performance objectives, tailored to each officer's area of responsibility, account for the remaining 20% of the total potential bonus under the Incentive Plan. Measurable performance objectives were established for each Named Executive Officer. Minimum "threshold" objectives levels must be achieved under the corporate and the individual component in order for any bonus to be earned under that component. Conversely, up to 200% of the target bonus amount may be paid if target objectives are significantly exceeded. During fiscal 2002, the target objectives levels were exceeded under the corporate component, and 109% of the target bonus was earned under that component by each executive officer. Bonuses were paid to executive officers under the individual component ranging between 83% and 98% of the target bonus amount for this component.

         Second, believing that significant ownership of Company stock serves to align management's interest with that of the Company's shareholders, executive officers who, in our opinion, have contributed and will contribute to the growth, development and financial success of the Company were awarded stock options. In order to motivate our executives to increase shareholder value, the exercise price of all stock options granted in fiscal 2002 was equal to market value of our Common Stock on the respective grant dates. Accordingly, these options will only have value if our shareholders also benefit from increasing share prices. In order to motivate the Company's executives to make a long-term commitment to the Company, stock options may not be exercised until they vest. All stock options granted in fiscal 2002 vest ratably over a five-year period. Until vested, these options are subject to forfeiture provisions if an executive officer leaves the Company.

         DISCUSSION OF 2002 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. As described above, the Compensation Committee is responsible for establishing total compensation for all executive officers, including Richard Parod, the Company's Chief Executive Officer. After considering various factors, including Mr. Parod's performance as Chief Executive Officer during fiscal 2002 and the increases in salary levels generally for chief executive officers of public manufacturing companies, the Compensation Committee determined to increase Mr. Parod's base salary by 5% to $328,860, effective as of the beginning of fiscal 2003. During fiscal 2002, Mr. Parod participated in the Incentive Plan. Since 109% of the target objectives levels were achieved under the corporate component, he earned 109% of the target bonus amount under the corporate component for fiscal 2002. He also achieved most of his target objectives under the individual component of the Incentive Plan and earned a bonus of 88% of the target bonus amount for this component, which resulted in a total bonus for fiscal 2002 of $196,940, which was equal to 63% of his base salary. Mr. Parod received no stock option awards during fiscal 2002, in view of the significant stock option award which he received in fiscal 2000 when he joined the Company.

         COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE. The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company's compensation payments to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company's executive officers.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During fiscal 2002 there were no compensation committee interlocks and no insider participation in compensation decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

                                               Larry H. Cunningham, Chairman
                                               Howard G. Buffett
                                               William F. Welsh II
                                               Michael N. Christodolou

REPORT OF THE AUDIT COMMITTEE

         The following report of the audit committee of Lindsay Manufacturing Co. (the "Company") shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         The Audit Committee is comprised of Michael N. Christodolou, Larry H. Cunningham, William F. Welsh II and J. David McIntosh, each of which is an independent director of the Company under the rules adopted by the New York Stock Exchange. The Audit Committee operates under a written charter which is attached as an exhibit to this Proxy Statement. The Audit Committee anticipates amending its charter in fiscal 2003 following the adoption of new rules by the Securities and Exchange Commission, which are required by the Sarbanes-Oxley Act of 2002, and by the New York Stock Exchange.

         The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. KPMG LLP ("KPMG") acts as the Company's independent auditors and they are responsible for conducting an independent audit of the Company's annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended August 31, 2002 with management of the Company and with representatives of KPMG. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company's financial position and results of its operations. Our discussions with KPMG also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).

         In addition, the Audit Committee reviewed the independence of KPMG. We have discussed KPMG's independence with them and have received written disclosures and a letter from KPMG regarding their independence as required by Independence Standards Board Standards No. 1.

         Based on the foregoing, the Audit Committee has recommended to the full board of directors that the audited financial statements of the Company for the year ended August 31, 2002 be included in the Company's annual report on Form 10-K to be filed with the Securities and Exchange Commission.

                                               Michael N. Christodolou, Chairman
                                               Larry H. Cunningham
                                               William F. Welsh II
                                               J. David McIntosh

                             STOCK PERFORMANCE GRAPH

         This stock performance graph is not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and this stock performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

         The following stock performance graph is a comparison of the Cumulative Total Return on the Company's Common Stock over the five-year period ending August 31, 2002, with the Cumulative Total Return on the S&P Smallcap 600 Index and the S&P 600 Construction & Farm Machinery Index.



                       [TOTAL RETURN INDEX GRAPH OMITTED]



SOURCE:  S&P COMPUSTAT                       BASE YEAR = 100:    8/31/97

            COMPANY NAME                    AUG-97       AUG-98       AUG-99       AUG-00       AUG-01       AUG-02
            ------------                    ------       ------       ------       ------       ------       ------
LINDSAY MANUFACTURING CO                    100.00        77.78        66.76        71.71        74.80        86.65
S&P SMALLCAP 600 INDEX                      100.00        81.71       101.48       130.08       130.79       118.32
SP600 CONST&FRM MACH&TRK (1)                100.00        51.74        51.06        36.77        36.53        39.81

(1) The Company changed its comparative industry index from the S&P Machinery (Diversified) 500 Index last year to the S&P 600 Construction & Farm Machinery Index this year. No comparative information is contained for the S&P Machinery (Diversified) 500 Index because it was discontinued by Standard & Poor's.

                     RATIFICATION OF APPOINTMENT OF AUDITOR

         KPMG LLP has been appointed by the Board of Directors as auditors for the Company and its subsidiaries for the fiscal year ending August 31, 2003. This appointment is being presented to the stockholders for ratification. The ratification of the appointment of auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

         On October 1, 2001, the Company's Board of Directors, upon recommendation from the Company's Audit Committee, approved a change in the Company's independent accountants for the year ended August 31, 2001 from PricewaterhouseCoopers LLP to KPMG. The change was due to the closure of the PricewaterhouseCoopers offices in Omaha and Lincoln, Nebraska. The reports of PricewaterhouseCoopers for the fiscal years ended August 31, 2000 and 1999 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended August 31, 2000 and 1999, and the interim period from September 1, 2000 through October 1, 2001, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. No reportable event as described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ended August 31, 2000 and 1999, or the period from September 1, 2000 through October 1, 2001.

         The Company did not consult with KPMG during the fiscal years ended August 31, 2000 and 1999, or during the interim period from September 1, 2000 through October 1, 2001, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304 (a) (1) (iv) and Regulation S-K Item 304 (a) (1) (v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

AUDIT FEES

         KPMG billed the Company for a total of $91,000 in fees for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended August 31, 2002 and for the review of the financial statements included in the Company's Form 10-Qs filed with the SEC during that year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         KPMG did not perform any professional services for the Company during the fiscal year ended August 31, 2002, either directly or indirectly, in connection with the operation, or supervising the operation, of the Company's information system or managing our local area network, or designing or implementing a hardware or software system that aggregates source date underlying the Company's financial statements or that generates information that is significant to the Company's financial statements taken as a whole. Accordingly, no fees were paid to KPMG during 2002 for these types of services.

ALL OTHER FEES

         KPMG billed the Company for a total of $43,475 in fees for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended August 31, 2002, including audit related services of $40,875 and non-audit services of $2,600. Audit related services include due diligence procedures on acquisitions and professional advice on accounting literature and SEC filings.

         The Audit Committee has determined that the provision of the non-audit services listed above by KPMG LLP does not adversely affect their independence in providing audit services.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2003.

         Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholder proposals submitted for presentation at the Annual Meeting must be received by the Secretary of the Company at its home office no later than January 5, 2003. Such proposals must set forth (i) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company's Common Stock beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Nominations for directors may be submitted by stockholders by delivery of such nominations in writing to the Secretary of the Company by January 5, 2003. Only stockholders of record as of December 13, 2002 are entitled to bring business before the Annual Meeting or make nominations for directors.

         In order to be included in the Company's proxy statement and form of proxy relating to its next annual meeting, stockholder proposals must be submitted by August 28, 2003 to the Secretary of the Company at its principal executive offices. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         Management does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, and it does not know of any business which persons, other than the management, intend to present at the meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by shareholders for consideration at the Annual Meeting if the Company did not receive written notice of the matter on or before November 11, 2002.

         The Company will bear the cost of soliciting proxies. To the extent necessary, proxies may be solicited by directors, officers and employees of the Company in person, by telephone or through other forms of communication, but such persons will not receive any additional compensation for such solicitation. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's shares. In addition to solicitation by mail, the Company will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of the Company's Common Stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

         The Company's Annual Report, including the Form 10-K and financial statements filed by the Company with the Securities and Exchange Commission, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. The Company has incorporated portions of its Annual Report into this Proxy Statement as indicated herein. However, such Annual Report is not to be considered part of this proxy solicitation material.

                                          By Order of the Board of Directors


                                          /s/ Bruce C. Karsk
                                          ------------------------------

                                          Bruce C. Karsk, Secretary

                                          Omaha, Nebraska
                                          December 20, 2002

                                                                       EXHIBIT A

                            LINDSAY MANUFACTURING CO.

                             AUDIT COMMITTEE CHARTER



          The Audit Committee of Lindsay Manufacturing Co. shall be appointed by the Board of Directors annually and shall consist solely of three or more independent Directors, one of whom shall be appointed by the Board as the Chairman of the Committee. Directors shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. To effectively perform his role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business operations and risks.

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate for the performance thereof:

A.       Financial Practices:

         1. a. Review and discuss with management the Company's Annual Report and the related Form 10-K including the financial statements therein, prior to their release to the public or filing with the SEC.

              b. Review and discuss with management the Company's quarterly financial results and financial statements prior to their release to the public.

         2. The Committee Chairman will review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto to the Committee Chairman will recommend to the Chairman of the Board and Chief Financial Officer any changes which appear necessary to conform releases to appropriate disclosure practice.

         3. Study the format and timeliness of financial reports presented to the public or used internally and, when appropriate, recommend changes after consideration by the outside auditor and management.

         4. Periodically, at least annually, request that management or the Company's counsel provide a review of legal and environmental matters that may have a significant impact on the Company or its financial reports.

         5. Meet with the Company's Chief Financial Officer to review safety, insurance, permissible investments, and other risk management issues that may have a significant impact on the Company or its financial reports.

         6. Examine whether management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

B.       Outside Auditor:

         The outside auditor is ultimately accountable to the Company's Board of Directors and Audit Committee who, as representatives of the shareholders, have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor.

         1. Review the management's recommendation on the outside auditor to be selected each year and make final proposal to the Board of Directors in respect to such appointment.

         2. In conjunction with the Chief Financial Officer and the Corporate Controller, review the general scope of the annual audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

         3. Obtain from the outside auditor each year a formal written statement detailing all relationships between the auditor and the Company, and addressing whether the auditor is "independent" within applicable rules, as required by Independence Standards Board Standard No. 1, and discuss with the auditors their independence.

         4. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

         5. Approve in advance, any single non-audit assignments in which the fees are expected to exceed $50,000.

         6. Consider any significant non-audit assignments given to the outside auditor and judge their impact upon the general independence of the audit firm as it performs the annual audit.

         7. Maintain an independent contact with the senior personnel of the outside auditor and communicate freely and openly with them in respect to the financial developments. Meet periodically, at least annually, with the outside auditor without any company officers or employees present.

C.       Internal Audit Function:

         1. While the Company does not have a separately staffed Internal Audit Department, certain activities performed by the financial executives within the Company are deemed to be similar to internal audit functions. Review periodically with the outside auditor and the Chief Financial Officer and the Corporate Controller the scope and implications of the Company's internal audit-like activities and consider their adequacy.

         2. Maintain direct access to the Chief Financial Officer and the individuals who report to him. If deemed useful, require that special studies be initiated on subjects of special interest to the Audit Committee.

         3. Support the direct interface of the Chief Financial Officer and the Corporate Controller with members of the Audit Committee.

D.       Internal Control:


         1. Understand the system of internal control used by the Company. By means of special reports from financial management, make periodic reviews of significant aspects of the system.

         2. Review the comments on internal control submitted by the outside auditor and insure that appropriate suggestions for improvement are promptly addressed and incorporated into operating practices.

         3. Review the principal accounting practices as described in the footnotes to the Company's financial statements, as well as the financial and operating policies as contained in the Company's "Policy

         Manual." Obtain assurances from financial management and the Chief Financial Officer that such practices and policies are being followed.

         4. At least annually, examine a detailed report of the expenses and perquisites of the officers of the Company and of the Board members and report to the Board of Directors on their appropriateness.

E.       Financial Reporting Processes:


         1. In consultation with the outside auditor and the Chief Financial Officer review the integrity of the organization's financial reporting processes, both internal and external.

         2. Consider the outside auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor, management or the Chief Financial Officer.

F.       Financial Staff:

         1. Review the professionalism and competence of the principal financial executives and consider their present and future abilities to represent the Company's interests.

         2. Consider the general adequacy of the financial staffing and its compensation and when needed discuss such matters with the Chief Executive Officer.

G.       Special Duties:

         1. Upon request, assist management by appearing before investment, professional, or regulatory bodies in matters dealing with financial statements, internal control, tax treatments, or the accounting policies employed in relation thereto.

         2. Upon request from the Chairman of the Board, Chief Financial Officer or Corporate Controller, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

         3. In conjunction with the Company's Counsel, review the compliance of executives with the Company's "Business Conduct Policy".

         4. Work with the Board and management, as requested, on considerations related to the Board's dividend policy.

         5. Review its Audit Committee Charter annually, and amend it as appropriate.

         6. Confirm annually, by a review of Audit Committee member responses to the Company's annual Directors and Officers Questionnaires, that the Audit Committee as a whole and that Audit Committee members individually meet the requirements of
                  Section 303 of the New York Stock Exchange Listed Company Manual as related to the composition/expertise requirements and the independence requirements of Audit Committee members.

         7. As per SEC Item 306 of Regulation S-K and S-B and Item 7(e)(3) of Schedule 14A, provide a report for inclusion in the Company's proxy statement that informs stockholders of the Audit Committee's oversight with respect to financial reporting and underscores the importance of the Audit Committee's role.

         8. As per SEC Item 7(e)(3) of Schedule 14A, provide disclosure in the Company's proxy statement that the Audit Committee has a written Charter and include a copy of the Charter as an appendix to the proxy statement at least once every three years.

         Meetings of the Audit Committee will be held quarterly prior to the release of corporate earnings reports and at such other times as shall be required by the Chairman of the Board or the Chairman of the Committee. Two or more committee members shall constitute a quorum.

         At the initiation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the Corporate Controller, the representatives of the outside auditor, and such other persons as are appropriate to the matters under consideration.

         At least annually, or upon request of the Chairman of the Committee, the Audit Committee will meet in "executive session" with the outside auditor and with the Chief Financial Officer or Corporate Controller to consider all circumstances related to the audit and financial process. At least annually, the Audit Committee shall also meet with the outside auditor without any company officers or employees present.

         Written minutes pertaining to each meeting shall be filed with the Chairman of the Board by the Chairman of the Committee and an oral report shall be presented by the Chairman of the Committee at Board meetings, as appropriate.

                            LINDSAY MANUFACTURING CO.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LINDSAY MANUFACTURING CO. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 21, 2003 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby authorizes the Board of Directors of Lindsay Manufacturing Co. (the "Company"), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska, on Tuesday, January 21, 2003, at 8:30 a.m., Central Standard Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

         This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for January 21, 2003 and the Proxy Statement for the Annual Meeting prior to the signing of this proxy.


               (continued and to be signed on the reverse hereof)

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
1. ELECTION OF DIRECTORS:  01. Larry H. Cunningham - term to expire in 2006  [ ] FOR all nominees       [ ] WITHHOLD
                           02. Richard W. Parod - term expire in 2006            listed at left (except     to vote for all nominees
                           03. Michael C. Nahl - term to expire in 2004          as marked)                 listed at left

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      -------------------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                             -------------------------------------------------------

2. AUDITORS. Ratification of the appointment of KPMG LLP as                  [ ] For            [ ] Against        [ ] Abstain
   independent auditors for the fiscal year ending August 31, 2003.

3. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof which management did not have written notice of on November 11, 2002.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE                         Date
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF                            -----------------------------------------------
NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION
OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR                     -------------------------------------------------------
THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Address Change? Mark Box  [ ] Indicate changes below:
                                                                             -------------------------------------------------------

                                                                             Signature(s) in Box

                                                                             Please sign exactly as name appears on this proxy. When
                                                                             shares are held by joint tenants, both should sign.
                                                                             When signing as attorney, executor, administrator,
                                                                             trustee or guardian, please give your full title. If
                                                                             a corporation, please sign in full corporate name by
                                                                             authorized officer. If a partnership, please sign in
                                                                             partnership name by authorized person.

                                                                             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                             PROMPTLY USING THE ENCLOSED ENVELOPE.